UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2010
RESOURCE AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-4408	72-0654145
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

    One Crescent Drive, Suite 203, Navy Yard Corporate Center, Philadelphia, PA 19112
                  (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 215-546-5005

                                                                      N/A
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At our Annual Meeting of Stockholders held on March 8, 2010, our stockholders re-elected two directors, Messrs. Michael J. Bradley and Andrew M. Lubin, to serve three-year terms expiring at the annual meeting of stockholders in 2013.  The voting results were 11,433,542 shares for and 1,709,431 shares withheld for Mr. Bradley, and 11,373,371 shares for and 1,769,602 shares withheld for Mr. Lubin.  Messrs. Carlos C. Campbell, Edward E. Cohen, Jonathan Z. Cohen, Kenneth A. Kind, Hersh Kozlov and John S. White continue to serve their terms as directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE AMERICA, INC.

Date: March 11, 2010	By:	/s/ Michael S. Yecies
Michael S. Yecies
Senior Vice President, Chief Legal Officer & Secretary